SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 30 , 1998

                                   NEFF CORP.
             (Exact Name of registrant as specified in its charter)

          DELAWARE                       001-14145                 65-0626400
-----------------------------         --------------            ----------------
(State or other jurisdiction of       (Commission File          (I.R.S. Employer
 incorporation or organization)           Number)                   I.D. No.)

                   3750 N.W. 87TH AVENUE, MIAMI, FLORIDA 33178
                --------------------------------------------------
               (Address or principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (305) 513-3350


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 1998, 1998, Neff Corp. (the "Company"), acquired 65% of the outstanding stock of Sullair Argentina, S.A. ("S.A. Argentina," such acquisition, the "Argentina Acquisition") for $36.1 million and earn-out payments equal to 83% of S. A. Argentina's net income for 1998 and 1999, with such earn-out payments not to exceed $12.6 million in the aggregate. S. A. Argentina rents and sells to industrial and construction equipment throughout South America, including Argentina, Brazil, Uruguay, Paraguay, Chile and Bolivia. The Company is financing this transaction through working capital and borrowings under its credit facility.

         The purchase price was determined by arm-length negotiations among the Company and the shareholders of S.A. Argentina.

         The foregoing discussion is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of Sullair Argentina, S.A. required to be filed pursuant to
         Item 7(a) of Form 8-K are included as Exhibit 20.1 of this Current Report on Form 8-K.

                  (b) PRO FORMA FINANCIAL INFORMATION. The unaudited consolidated pro forma financial information of the Company required to be filed pursuant to Item 7(b) of Form 8-K is included as Exhibit 20.2 of this Current Report on Form 8-K.

                  (c) EXHIBITS. See the Exhibit Index following the signatures to this Report, which Exhibit Index is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       NEFF CORP.
                                                       -------------------
                                                       Registrant

Date:   June 15, 1998                                  /S/ BONNIE S. BIUMI
                                                       -------------------
                                                       Bonnie S. Biumi
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                     DESCRIPTION

2.1 Stock Purchase Agreement by and among Neff Corp., Sullair Argentina, S.A., and all of the Shareholders of Sullair Argentina, S.A., dated as of June 30, 1998

20.1                        Financial statements of Sullair Argentina, S.A.,
                              including
                                 Report of Independent Accountants
                                 Consolidated Balance Sheets as of December 31,
                                   1997 and 1996
                                 Consolidated Statements of Income for the years
                                   ended December 31, 1997, 1996 and 1995
                                 Consolidated Statements of Changes in
                                   Shareholders' Equity for the years ended
                                   December 31, 1997, 1996 and 1995
                                 Consolidated Statements of Cash Flows for the
                                    years ended December 31, 1997, 1996 and 1995
                                 Notes to the Consolidated Financial Statements Consolidated Balance Sheets as of March 31,
                                   1998 (unaudited)
                                 Consolidated Statements of Income for the three
                                   months ended March 31, 1998 and 1997
                                  (unaudited)
                                 Consolidated  Statements of Changes in
                                   Shareholders' Equity for the three months ended March 31, 1998 (unaudited)
                                 Consolidated Statements of Cash Flows for the
                                    three months ended March 31, 1998 and 1997
                                    (unaudited)
                                 Notes to Consolidated Financial Statements
                                    (unaudited)

20.2                        Unaudited consolidated pro forma financial
                              information of Neff Corp., including:
                                 Pro Forma Consolidated Balance Sheets as of
                                   March 31, 1998 (unaudited)
                                 Pro Forma Consolidated Statements of Operations
                                   for the year ended December 31, 1997 and the first quarter ended March 31, 1998 (unaudited)

23                          Consent of Price Waterhouse & Co.